Exhibit 21.1
INDUSTRIAL PROPERTY TRUST
List of Subsidiaries
as of December 31, 2019

ENTITY NAME	DOMESTIC JURISDICTION
BTC I REIT A LLC	Delaware
BTC I REIT B LLC	Delaware
BTC II Holdco LLC	Delaware
BTC Intermediate Holdco GP LLC	Delaware
BTC Intermediate Holdco LP	Delaware
BTC II CA Line Holdco LLC	Delaware
BTC II Line Holdco LLC	Delaware
BTC II PA Allentown DC Holdco LLC	Delaware
BTC II PA Allentown DC II Holdco LLC	Delaware
BTC II PA Heritage Logistics Center Holdco LLC	Delaware
Build-To-Core C Corp.	Delaware
Build-to-Core Industrial Partnership I LP	Delaware
Build-to-Core Industrial Partnership II LP	Delaware
Industrial Property Operating Partnership LP	Delaware
IPT 1031 Parent LLC	Delaware
IPT 5 Logistics DC LLC	Delaware
IPT 7A DC LLC	Delaware
IPT Acquisitions LLC	Delaware
IPT Agua Mansa Commerce Center LLC	Delaware
IPT Airport Plaza IC LLC	Delaware
IPT Airtex DC GP LLC	Delaware
IPT Airtex DC LP	Delaware
IPT Allentown DC LLC	Delaware
IPT Allentown DC II LLC	Delaware
IPT Arrow Route DC LLC	Delaware
IPT Aurora DC II LLC	Delaware
IPT Avenel DC Urban Renewal LLC	Delaware
IPT Brodhead DC LLC	Delaware
IPT BTC I GP LLC	Delaware
IPT BTC II GP LLC	Delaware
IPT BTC I LP LLC	Delaware
IPT BTC II LP LLC	Delaware
IPT Cabot BC LLC	Delaware
IPT Central Valley IC GP LLC	Delaware
IPT Central Valley IC LP	Delaware
IPT Chula Vista IC GP LLC	Delaware
IPT Chula Vista IC LP	Delaware
IPT Commerce IC LLC	Delaware
IPT Cutten Road DC GP LLC	Delaware
IPT Cutten Road DC LP	Delaware
IPT Dallas Distribution Land GP LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Dallas Distribution Land LP	Delaware
IPT Dallas Distribution Portfolio GP LLC	Delaware
IPT Dallas Distribution Portfolio LP	Delaware
IPT Douglas Hill Logistics Center LLC	Delaware
IPT Douglas Hill Logistics Center II LLC	Delaware
IPT East Pompano IC I LLC	Delaware
IPT East Pompano IC II LLC	Delaware
IPT East Pompano IC III LLC	Delaware
IPT FAA DC GP LLC	Delaware
IPT FAA DC LP	Delaware
IPT Farrington DC LLC	Delaware
IPT Farrington DC Lease Management LLC	Delaware
IPT Florence West Urban Renewal LLC	Delaware
IPT Hayward Logistics Center LLC	Delaware
IPT Heritage Logistics Center LLC	Delaware
IPT I-215 DC LLC	Delaware
IPT I-215 DC II LLC	Delaware
IPT Iron Run DC LLC	Delaware
IPT Lakewood Logistics Center I LLC	Delaware
IPT Lakewood Logistics Center II LLC	Delaware
IPT Lakewood Logistics Center III LLC	Delaware
IPT Lakewood Logistics Center IV LLC	Delaware
IPT Lakewood Logistics Center V LLC	Delaware
IPT LaPorte DC GP LLC	Delaware
IPT LaPorte DC LP	Delaware
IPT Largo IC LLC	Delaware
IPT Lodi DC LLC	Delaware
IPT Mercure Logistics Center LLC	Delaware
IPT Mid Counties IC LLC	Delaware
IPT Naperville DC LLC	Delaware
IPT Newark Airport Logistics Center LLC	Delaware
IPT Northeast IC LLC	Delaware
IPT O’Hare DC III LLC	Delaware
IPT Otay Logistics Center LLC	Delaware
IPT Pacific Coast BP I LLC	Delaware
IPT Pacific Coast BP II LLC	Delaware
IPT Pacific Coast BP III LLC	Delaware
IPT Pacific Coast BP IV LLC	Delaware
IPT Pacific Coast BP V LLC	Delaware
IPT Pacific Coast BP VI LLC	Delaware
IPT Pacific Coast BP VII LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Peachtree DC LLC	Delaware
IPT Perris DC LLC	Delaware
IPT Perris DC II (Land) LLC	Delaware
IPT Perris DC III LLC	Delaware
IPT Piscataway DC Urban Renewal LLC	Delaware
IPT Property Management LLC	Delaware
IPT Real Estate Holdco LLC	Delaware
IPT Richmond DC III LLC	Delaware
IPT Richmond Logistics Center LLC	Delaware
IPT Riverbridge Urban Renewal LLC	Delaware
IPT Riviera Beach IC LLC	Delaware
IPT Royal IC LLC	Delaware
IPT San Antonio Logistics Center LLC	Delaware
IPT Services LLC	Delaware
IPT Silicon Valley IC LLC	Delaware
IPT Silver Spring DC LLC	Delaware
IPT Silver Spring DC II LLC	Delaware
IPT Southmeadow DC LLC	Delaware
IPT Southpark Logistics Center LLC	Delaware
IPT Sumner DC LLC	Delaware
IPT Tacoma Logistics Center LLC	Delaware
IPT Tracy DC III LLC	Delaware
IPT Tracy DC IV LLC	Delaware
IPT Tracy DC V LLC	Delaware
IPT Tracy DC VI LLC	Delaware
IPT Tualatin DC LLC	Delaware
IPT Tuscany IC II GP LLC	Delaware
IPT Tuscany IC II LP	Delaware
IPT Valley Logistics Center LLC	Delaware
IPT Valley Logistics Center Lease Management LLC	Delaware
IPT Waterman DC LLC	Delaware
IPT West Valley DC III LLC	Delaware

The following is a list of entities that were subsidiaries as of December 31, 2019, but were subsequently sold in an asset sale that was completed on January 8, 2020:

ENTITY NAME	DOMESTIC JURISDICTION
IPT 7A DC II LLC	Delaware
IPT 8A DC LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT 8A DC II LLC	Delaware
IPT 360 Logistics Center LLC	Delaware
IPT Addison DC LLC	Delaware
IPT Airpark IC GP LLC	Delaware
IPT Airpark IC LP	Delaware
IPT Airpark IC II GP LLC	Delaware
IPT Airpark IC II LP	Delaware
IPT Airport Plaza Office Park LLC	Delaware
IPT Airways DC LLC	Delaware
IPT Airwest DC I LLC	Delaware
IPT Airwest DC II LLC	Delaware
IPT Alessandro DC GP LLC	Delaware
IPT Alessandro DC LP	Delaware
IPT Alvarado Commerce Center GP LLC	Delaware
IPT Alvarado Commerce Center LP	Delaware
IPT Auburn 167 IC LLC	Delaware
IPT Auburn DC LLC	Delaware
IPT Auburn DC II LLC	Delaware
IPT Auburn IC LLC	Delaware
IPT Aurora DC LLC	Delaware
IPT Barrett Lakes DC LLC	Delaware
IPT Baseline IC LLC	Delaware
IPT Bayport DC GP LLC	Delaware
IPT Bayport DC LP	Delaware
IPT Belt Line DC GP LLC	Delaware
IPT Belt Line DC LP	Delaware
IPT Bolingbrook IC LLC	Delaware
IPT Broadway DC LLC	Delaware
IPT CA-1 Loan Holdco GP LLC	Delaware
IPT CA-1 Loan Holdco LP	Delaware
IPT Carlisle DC LLC	Delaware
IPT Carol Stream DC LLC	Delaware
IPT Carteret IC LLC	Delaware
IPT CentrePort DC GP LLC	Delaware
IPT CentrePort DC LP	Delaware
IPT Century DC GP LLC	Delaware
IPT Century DC LP	Delaware
IPT Century Plaza IC GP LLC	Delaware
IPT Century Plaza IC LP	Delaware
IPT Chandler DC LLC	Delaware
IPT Charlotte DC GP LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Charlotte DC LP	Delaware
IPT Chastain Meadows DC LLC	Delaware
IPT Cheyenne DC LLC	Delaware
IPT Chicago IC LLC	Delaware
IPT Cincinnati IC LLC	Delaware
IPT Clackamas DC LLC	Delaware
IPT Columbia Park DC LLC	Delaware
IPT Commerce IC II GP LLC	Delaware
IPT Commerce IC II LP	Delaware
IPT Corona IC GP LLC	Delaware
IPT Corona IC LP	Delaware
IPT Corona IC II GP LLC	Delaware
IPT Corona IC II LP	Delaware
IPT Corona IC III GP LLC	Delaware
IPT Corona IC III LP	Delaware
IPT Corridor IC LLC	Delaware
IPT Corridor IC II LLC	Delaware
IPT Deer Valley IC LLC	Delaware
IPT Demarest DC LLC	Delaware
IPT Dorsey Run DC LLC	Delaware
IPT Drew Court CC LLC	Delaware
IPT East Bay DC GP LLC	Delaware
IPT East Bay DC LP	Delaware
IPT East Union IC LLC	Delaware
IPT Etiwanda IC GP LLC	Delaware
IPT Etiwanda IC LP	Delaware
IPT Grand River DC GP LLC	Delaware
IPT Grand River DC LP	Delaware
IPT Greens Crossing DC GP LLC	Delaware
IPT Greens Crossing DC LP	Delaware
IPT Greenwood DC LLC	Delaware
IPT GSW DC GP LLC	Delaware
IPT GSW DC LP	Delaware
IPT Hayward IC GP LLC	Delaware
IPT Hayward IC LP	Delaware
IPT High Grove DC LLC	Delaware
IPT Horizon DC LLC	Delaware
IPT I-55 DC LLC	Delaware
IPT Iron Run DC II LLC	Delaware
IPT Junction IC LLC	Delaware
IPT Kelley Point DC LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Kennesaw IC LLC	Delaware
IPT Kent IP LLC	Delaware
IPT Lakeside Corporate Center LLC	Delaware
IPT Lakeside DC LLC	Delaware
IPT Lanham DC LLC	Delaware
IPT Lehigh Valley Business Center LLC	Delaware
IPT Lehigh Valley CC LLC	Delaware
IPT Lehigh Valley DC LLC	Delaware
IPT Lehigh Valley DC II LLC	Delaware
IPT Livermore DC GP LLC	Delaware
IPT Livermore DC LP	Delaware
IPT LOC Lender LLC	Delaware
IPT Long Beach IC GP LLC	Delaware
IPT Long Beach IC LP	Delaware
IPT Marina Vista BC LLC	Delaware
IPT Marley Neck DC LLC	Delaware
IPT Meadows DC II LLC	Delaware
IPT Mechanicsburg DC LLC	Delaware
IPT Medley DC LLC	Delaware
IPT Memphis DC LLC	Delaware
IPT Mesa DC LLC	Delaware
IPT Mid Counties DC GP LLC	Delaware
IPT Mid Counties DC LP	Delaware
IPT Newark DC LLC	Delaware
IPT Normal Junction CC LLC	Delaware
IPT North Kent IC LLC	Delaware
IPT Northwest IC GP LLC	Delaware
IPT Northwest IC LP	Delaware
IPT Northwest IC II LLC	Delaware
IPT Oakesdale CC LLC	Delaware
IPT Oakesdale CC II LLC	Delaware
IPT O’Hare DC LLC	Delaware
IPT O’Hare DC II LLC	Delaware
IPT O’Hare IC LLC	Delaware
IPT Omega Pkwy DC LLC	Delaware
IPT Palm Beach CC LLC	Delaware
IPT Park 100 DC LLC	Delaware
IPT Park West DC LLC	Delaware
IPT Peoria DC LLC	Delaware
IPT Pinnacle DC LLC	Delaware
IPT Pinnacle DC II LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Pinnacle IC LLC	Delaware
IPT Pompano IC LLC	Delaware
IPT Portland IC LLC	Delaware
IPT Race Road IC LLC	Delaware
IPT Rainier Park DC LLC	Delaware
IPT Rampart IC GP LLC	Delaware
IPT Rampart IC LP	Delaware
IPT Rampart IC II LLC	Delaware
IPT Redlands DC GP LLC	Delaware
IPT Redlands DC LP	Delaware
IPT Renton DC LLC	Delaware
IPT Rialto DC GP LLC	Delaware
IPT Rialto DC LP	Delaware
IPT Richmond DC GP LLC	Delaware
IPT Richmond DC LP	Delaware
IPT Richmond DC II GP LLC	Delaware
IPT Richmond DC II LP	Delaware
IPT Riverport DC LLC	Delaware
IPT Salt Lake City DC LLC	Delaware
IPT Salt Lake City DC II LLC	Delaware
IPT San Jose BC GP LLC	Delaware
IPT San Jose BC LP	Delaware
IPT San Jose BC II GP LLC	Delaware
IPT San Jose BC II LP	Delaware
IPT South Bay DC GP LLC	Delaware
IPT South Bay DC LP	Delaware
IPT South Bay DC II GP LLC	Delaware
IPT South Bay DC II LP	Delaware
IPT South San Francisco DC GP LLC	Delaware
IPT South San Francisco DC LP	Delaware
IPT Southfield IC LLC	Delaware
IPT Southshore DC LLC	Delaware
IPT Stockton DC GP LLC	Delaware
IPT Stockton DC LP	Delaware
IPT Stockton DC II GP LLC	Delaware
IPT Stockton DC II LP	Delaware
IPT Stockton Industrial Center GP LLC	Delaware
IPT Stockton Industrial Center LP	Delaware
IPT Sycamore IC GP LLC	Delaware
IPT Sycamore IC LP	Delaware
IPT Tacoma CC LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Tempe BC LLC	Delaware
IPT Totowa CC LLC	Delaware
IPT Tracy DC GP LLC	Delaware
IPT Tracy DC LP	Delaware
IPT Tracy DC II GP LLC	Delaware
IPT Tracy DC II LP	Delaware
IPT Trade Port DC LLC	Delaware
IPT Trade Port DC II LLC	Delaware
IPT Trade Port DC III LLC	Delaware
IPT Trade Zone IC LLC	Delaware
IPT Tualatin IC LLC	Delaware
IPT Turnpike IC LLC	Delaware
IPT Tuscany IC III LLC	Delaware
IPT Upland DC LLC	Delaware
IPT Valencia IC GP LLC	Delaware
IPT Valencia IC LP	Delaware
IPT West Valley DC LLC	Delaware
IPT West Valley DC II LLC	Delaware
IPT Wilson Commerce Center LLC	Delaware
IPT Windham IC LLC	Delaware
IPT World Park DC LLC	Delaware
IPT York DC LLC	Delaware
Summit I Distribution Center, LLC	Delaware
Summit III Distribution Center, LLC	Delaware